                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 1, 2005

                           ALLIS-CHALMERS ENERGY INC.
                           --------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                                               1-2199
(STATE OR OTHER JURISDICTION                            (COMMISSION FILE NUMBER)
      OF INCORPORATION)

                                   39-0126090
                                (I.R.S. EMPLOYER
                               IDENTIFICATION NO.)

                           5075 WESTHEIMER, SUITE 890
                              HOUSTON, TEXAS 77056
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 369-0550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the exchange ct (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 - OTHER EVENTS

We estimate that for the year ended December 31, 2004, our revenues increased by 45% to approximately $47.6 million and our operating income increased by 71% to approximately $4.3 million. We have not yet finalized our Annual Report on Form 10-K for the year ended December 31, 2004, and our independent registered public accounting firm has not completed its audit of our financial statements for the year. Our preliminary operating results are subject to completion; accordingly, our actual results for 2004 could differ from our estimated results. Please see the preliminary results of operations for the year ended December 31, 2004 in the column below.

                                                   Year Ended
                                                  December 31,
                                      (in thousands, except per share data)
                                                     2004
                                                   ---------
                                                   (Restated)
                                                   (unaudited)
STATEMENT OF OPERATIONS DATA:
Revenues                                            $ 47,585
Income (loss) from operations                       $  4,311
Net income (loss) from continuing
  operations                                        $  1,180
Net income (loss) attributed to
  common stockholders                               $  1,056

Per Share Data:
Net Income (loss) from continuing
  operations per common share:
Basic                                               $   0.15
Diluted                                             $   0.10

Weighted average number of common
shares outstanding:
Basic                                                  7,930
Diluted                                               11,549


                        CONSOLIDATED BALANCE SHEET DATA

                                                   Year Ended
                                                  December 31,
                                       (in thousands, except per share data)
                                                      2004
                                                   ---------
                                                   (Restated)
                                                   (unaudited)

Total Assets                                       $ 81,085
Long-term debt classified as:
      Current                                      $  4,509

      Long-Term                                    $ 26,014
Redeemable convertible
Preferred stock                                         --
Stockholders' Equity                               $ 37,298

Book value per share                               $   2.64



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    ALLIS-CHALMERS ENERGY INC.

                                                    /S/ VICTOR M. PEREZ
                                                    ---------------------------
                                                    BY: VICTOR M. PEREZ
                                                    CHIEF FINANCIAL OFFICER

DATE: MARCH 2, 2005